EXHIBIT 10.24

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated April 16, 2002, except for Note 2, which is dated April 15, 2003, accompanying the consolidated financial statements included in the Annual Report of CTI Industries Corporation and Subsidiaries on Form 10-KSB for the year ended December 31, 2001. We hereby consent to the incorporation by reference of said report in the Registration Statements of CTI Industries Corporation and Subsidiaries on Form S-8 (Nos.333-76006 and 333-76008) and SB-2 (No. 333-31969).


/s/ Grant Thornton, LLP

Chicago, Illinois
April 29, 2003